Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement dated March 8, 2013 to the

Statutory Prospectuses for Administrative Class, Institutional Class and Class A, Class B, Class C, Class D,

Class P and Class R Shares of all series of Allianz Funds except for AllianzGI Money Market Fund

Dated August 29, 2012 (as revised January 28, 2013) (as supplemented thereafter)

Disclosure Relating to AllianzGI Opportunity Fund

Effective April 8, 2013, the AllianzGI Opportunity Fund’s (the “Fund”) portfolio management team will change and the Fund will implement certain changes to its investment strategy. With these changes, within the Fund Summary relating to the Fund in the Prospectus, the subsection entitled “Principle Investment Strategy” will be restated in its entirety as follows:

The Fund seeks to achieve its objective by normally investing at least 65% of its assets in common stocks of small-cap companies with market capitalizations comparable to those of companies included in the Russell 2000 Index (between $33 million to $5.3 billion as of January 31, 2013). The portfolio managers apply a systematic approach to individual stock selection and portfolio optimization. The portfolio managers utilize a quantitative process to focus on stocks of companies that exhibit positive change, sustainability, and timely market recognition. The investment process begins by assigning each of the 2,200 stocks that the portfolio managers consider to constitute the U.S. small cap universe a score from the team’s alpha model. Quantitative factors in the model are grouped into three broad categories: positive change, sustainability and timeliness. The portfolio managers then use a risk model and optimization program to create a portfolio that balances alpha (the stocks with the strongest alpha scores) and risk expectations. The portfolio managers also utilize a transaction cost model for small cap stocks to minimize turnover. The Fund may invest in securities issued in initial public offerings (IPOs) and up to 15% of its assets in non-U.S. securities (without limit in American Depositary Receipts (ADRs)).

The Fund’s new portfolio managers will be:

Mark P. Roemer, Senior Vice President and Portfolio Manager at AGI U.S., which he joined via a predecessor firm in 2001.

Jeff Parker, Managing Director and Chief Investment Officer for New York and San Diego based equity strategies at AGI U.S., which he joined via a predecessor firm in 1999.

It is expected that the Fund will liquidate a substantial majority of its existing holdings and purchase new securities to bring the Fund’s portfolio in-line with the new investment strategy and management approach. The Fund will bear transaction costs in connection with such trading. Dispositions of Fund assets in connection with the restructuring will be taxable, and could result in taxable distributions to shareholders to the extent of any net realized gains from such dispositions after taking into account any offsetting losses. Please note that investors should consult their tax advisor with specific questions and/or concerns.

Corresponding changes will be made to the Fund’s Prospectus and Statement of Additional Information.

Please retain this Supplement for future reference.